                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2002

                            US GLOBAL AEROSPACE, INC.
               (Exact name of Registrant as specified in charter)


Delaware                            000 - 23339                13-3720542
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                         Identification Number)

                              2533 North Carson Street
                                   Suite 5107
                            Carson City, Nevada 89706
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (775) 841-3246

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

     On May 30, 2002, US Global Aerospace, Inc. (formerly Caring Products International Inc.) filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to a change of control effected pursuant to an Agreement and Plan of Share Exchange, dated as of May 15, 2002, by and among Caring Products International, Inc., a Delaware corporation, USDR Global Aerospace, Ltd., a Delaware corporation, and the stockholders of USDR Global Aerospace, Ltd. This Amendment No. 1 to that Form 8-K is filed for the purpose of disclosing the audited financial statements of USDR Global Aerospace, Ltd. USDR Global Aerospace, Ltd. was merged into US Global Aerospace, Inc. on December 31, 2002.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

99.1     Audited Financial Statements of USDR Global Aerospace, Ltd.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

US Global Aerospace, Inc.



By:      JOHN ROBINSON
   --------------------------------------------------
      John Robinson, Chief Executive Officer

Dated:  March 24, 2003


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                                                         EXHIBIT 99.1


                                 C O N T E N T S



                                                             Page


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS             3


FINANCIAL STATEMENTS

         BALANCE SHEET                                         4

         STATEMENT OF OPERATIONS                               5

         STATEMENT OF STOCKHOLDERS' DEFICIT                    6

         STATEMENT OF CASH FLOWS                               7

         NOTES TO FINANCIAL STATEMENTS                         8

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




The Board of Directors and Stockholders
USDR Global Aerospace, Ltd.

We have audited the accompanying balance sheet of USDR Global Aerospace, Ltd. (the Company) a development stage company, as of March 31, 2002, and the related statements of operations, stockholders' deficit, and cash flows from March 20, 2002 (date of incorporation) through March 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of USDR Global Aerospace, Ltd. as of March 31, 2002, and the results of its operations and its cash flows from March 20, 2002 (date of incorporation) through March 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $8,052 from March 20, 2002 (date of incorporation) through March 31, 2002, and, as of that date, the Company's total liabilities exceeded its total assets by $3,052. These factors, among others, as discussed in note B to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Seattle, Washington
November 5, 2002

                                       3
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                           USDR Global Aerospace, Ltd.
                          (A development stage company)

                                  BALANCE SHEET

                                 March 31, 2002



                                     ASSETS

                      CURRENT ASSETS
                          Cash                                                   $   5,000
                                                                                  ------------

           Total current assets                                                      5,000
                                                                                  ------------

        Total assets                                                              $   5,000
                                                                                  ============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
    Accounts payable                                                              $   8,052
                                                                                  -------------

        Total current liabilities                                                     8,052
                                                                                  -------------

STOCKHOLDERS' DEFICIT
    Common stock authorized, 100,000,000 shares, par value $0.001                     5,000
    Accumulated development stage deficit                                            (8,052)
                                                                                  -------------
        Total stockholders' deficit                                                  (3,052)
                                                                                  -------------

        Total liabilities and stockholders' deficit                               $   5,000
                                                                                  =============




The accompanying notes are an integral part of this financial statement.




                           USDR Global Aerospace, Ltd.
                          (A development stage company)

                             STATEMENT OF OPERATIONS



                                                           Period from
                                                          March 20, 2002
                                                             (date of
                                                      incorporation) through
                                                          March 31, 2002
                                                    ---------------------------
OPERATING EXPENSES
    General and administrative                      $                8,052
                                                    ---------------------------

        Net loss                                    $                8,052
                                                    ===========================

Net loss per share, basic and fully diluted         $                (0.00)
                                                    ===========================









The accompanying notes are an integral part of this financial statement.

                           USDR Global Aerospace, Ltd.
                          (A development stage company)

                       STATEMENT OF STOCKHOLDERS' DEFICIT

    Period from March 20, 2002 (date of incorporation) through March 31, 2002




                                                        COMMON STOCK                ACCUMULATED             TOTAL
                                                ------------------------------      DEVELOPMENT         STOCKHOLDERS'
                                                   SHARES           AMOUNT         STAGE DEFICIT           DEFICIT
                                                --------------    ------------    -----------------    -----------------

Issuance of common stock to
    founders for cash on March 20, 2002
    (date of incorporation)                       5,000,000       $   5,000       $          -         $       5,000

Net loss for the period                                   -               -             (8,052)               (8,052)
                                                --------------    ------------    -----------------    -----------------

                                                  5,000,000       $   5,000       $      (8,052)       $      (3,052)
                                                ==============    ============    =================    =================









The accompanying notes are an integral part of this financial statement.

                           USDR Global Aerospace, Ltd.
                          (A development stage company)

                             STATEMENT OF CASH FLOWS

                                                                                         Period From
                                                                                        March 20, 2002
                                                                                          (Date of
                                                                                    incorporation) through
Increase (decrease) in cash                                                             March 31, 2002
                                                                                  ---------------------------
                      CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                      $               (8,052)
    Changes in operating assets and liabilities:
        Accounts payable                                                                           8,052
                                                                                  ---------------------------

               Net cash provided by operating activities                                              -

                      CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from sale of common stock                                                             5,000
                                                                                  ---------------------------

                           Net Cash Provided By Financing Activities                               5,000
                                                                                  ---------------------------

                              Net Increase In Cash                                                 5,000

                          Cash At Beginning Of Period                                                  -
                                                                                  ---------------------------

                             Cash At End Of Period                                $                5,000
                                                                                  ===========================





The accompanying notes are an integral part of this financial statement.

                           USDR Global Aerospace, Ltd.
                          (A development stage company)

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



               NOTE A - summary of significant accounting policies

USDR Global Aerospace, Ltd. (the Company or USDR), a development stage company, was incorporated in the state of Delaware on March 20, 2002. As discussed in note D, the Company entered into a share exchange agreement with US Global Aerospace, Inc. (US Global) (formerly known as Caring Products International Inc.) on May 17, 2002, which resulted in the exchange of one share of the Company's common stock for four shares of US Global. As a result of the transaction, the Company became a wholly owned subsidiary of US Global. The Company is an aerospace research, development and engineering company with expertise in the emerging field of nanotechnology. Activities to date include conducting research and development, acquiring and developing intellectual property, raising capital, and designing and building prototype equipment.

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

1.  PRESENTATION

The Company is a development stage company as defined under Statement of Financial Accounting Standards No. 7. The Company is devoting its present efforts to the development and marketing of its products. Accordingly, no operating revenues have been generated.

2.  RESEARCH AND DEVELOPMENT

Research and development costs are expensed as incurred.

3.  NET LOSS PER SHARE

Basic loss per share is based on the weighted average number of shares outstanding during the period and income available to common shareholders. Loss per share assuming dilution is based on the assumption that outstanding stock options and warrants were exercised. The weighted average shares for computing basic loss per share were 5,000,000 from March 20, 2002 (date of incorporation) through March 31, 2002. At March 31, 2002, there were no shares of potentially issueable common stock outstanding.

4.  USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                           USDR Global Aerospace, Ltd.
                          (A development stage company)

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002

NOTE B - GOING CONCERN

     The Company is a development stage enterprise as defined under Statement of Financial Accounting Standards No. 7. The Company is devoting its present efforts into the development of the Guardian (TM) Door and a broad range of applications based upon its proprietary nano-denier G-Lam (TM) ultra light weight anti-ballistic material. Accordingly, no operating revenues have been generated. Upon the completion of the development of such products, the Company intends to market and sell to the aerospace and defense industries. In September 2002, US Global obtained a loan from a bank for amounts up to $1 million. In addition, US Global has received $1,280,000 in loans since inception from third parties and an existing shareholder. The Company intends to finance operations through operating revenues to support its ongoing operations. If the Company is not able to finance its operation through operating revenues in the near term, US Global plans to raise $10 million through the sale of its common stock; however, there can be no assurances that US Global will have the ability to raise such funds. The Company's continued existence as a going concern is ultimately dependent upon its ability to secure funding for completion and marketing of the Guardian Door and other products using the anti-ballistic material and the success of its future operations.


NOTE C - INCOME TAXES

     The Company accounts for income taxes using the liability method as prescribed by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

     The income tax benefit reconciled to the tax computed at the statutory rate
was   approximately  as  follows  from  the  period  March  20,  2002  (date  of incorporation) through March 31, 2002:

    Tax benefit computed at federal statutory rate        $  (2,700)
    Increase in valuation allowance                           2,700
                                                          ------------
                                                          $      -
                                                          ============

                           USDR Global Aerospace, Ltd.
                          (A development stage company)

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002


NOTE C - INCOME TAXES - Continued

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's net deferred tax assets are as follows at March 31, 2002:

Net deferred tax asset:
    Start up costs                          $   2,700

Less valuation allowance                       (2,700)
                                            ------------
                                            $      -
                                            ============

The Company has established a valuation allowance of approximately $2,700 to offset the deferred tax asset, due to the uncertainty of future utilization.

Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards or built-in deductions after a change in control (generally greater than 50% change in ownership). As a result of these provisions, utilization of the start up costs carryover may be limited.


NOTE D - SUBSEQUENT EVENTS

1.       INTELLECTUAL PROPERTY ASSIGNMENT AND ROYALTY AGREEMENT

On May 14, 2002, USDR Aerospace, Ltd. (Aerospace), a related party, entered into an agreement with USDR to assign certain intellectual property to USDR for consideration of $10, and a promise to pay a royalty of 3.5% on all USDR sales until Aerospace has received a total of $15 million and a royalty of 1% on all USDR sales thereafter until all patent rights to the intellectual property have expired.

2.       CONSULTING AGREEMENTS

On May 15, 2002, US Global entered into various consulting agreements for services in exchange for 5,000,000 shares of US Global's common stock subject to vesting conditions. However, in August 2002, US Global and certain of the consultants mutually agreed to terminate their respective consulting agreements and 3,187,500 shares that had been issued were returned to US Global and cancelled. The remaining 1,812,500 shares issued under the consulting agreements will be recorded at their fair value totaling $6,343,750 as deferred compensation for services and will be recognized over the consulting agreements of two years.

                           USDR Global Aerospace, Ltd.
                          (A development stage company)

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE D - SUBSEQUENT EVENTS - Continued

In August 2002, US Global entered into an additional consulting agreement for services in exchange for 562,500 shares of restricted common stock. The shares will be recorded at their fair value totaling $309,375 and are being recognized over the vesting period.

3.  SHARE EXCHANGE AGREEMENT

On May 17, 2002, US Global consummated a share exchange agreement with USDR and the shareholders of USDR. The agreement calls for the exchanging of four shares of US Global's common stock for each share of USDR's common stock. Accordingly, US Global issued 20,000,000 shares of its common stock for the exchange. The issuance of shares resulted in a change in control of US Global, and USDR became the accounting acquirer. In conjunction with the merger, US Global's officers and directors resigned and new officers and directors of USDR were elected. In addition, USDR became a wholly-owned subsidiary of US Global.

4.  STOCKHOLDER LOAN PAYABLE AND OTHER LOAN PAYABLE

Through September 30, 2002, US Global has received loan advances from an existing shareholder totaling $920,000. US Global has not entered into a formal loan agreement with the shareholder. The loan is due on demand until such time as a formal agreement has been consummated. In addition, the shareholder arranged a loan transaction pursuant to which US Global received $360,000 from one or more investors. As of September 30, 2002, US Global had also not entered into a formal loan agreement with any party related to this loan. US Global believes it has certain mitigating claims to offset the $360,000 loan amount. US Global is currently negotiating terms of repayment of the $360,000 loan.

On September 30, 2002, US Global secured a line of credit with a bank for $1,000,000. The line of credit bears interest at 13% and matures on March 30, 2003. The line of credit is secured by the assets of US Global and is guaranteed by an officer of US Global.




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